SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                August 31, 1998

                       THE FIRST NATIONAL BANK OF ATLANTA
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)
             (Originator of the Wachovia Credit Card Master Trust)

United States              33-95714                            22-2716130
United States              33-99442-01                         22-2716130
-------------              -----------                       --------------
(State or other           (Commission                      (I.R.S. Employer
Jurisdiction of           File Number)                     Identification No.)
Incorporation)

                                 77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359




Page 1 of 4
Exhibit Index appears on Page 4


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Item 5.  Other Events
         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

     (c)  Exhibits
     28.1  Monthly Servicer's Certificate - August  31, 1998
     28.2  Monthly Series 1995-1 Certificateholders' Statement - August 31, 1998

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
             (Originator of the Wachovia Credit Card Master Trust)



   Dated:   September 11, 1998       By:  /s/ Donald K. Truslow
                                     Name: Donald K. Truslow
                                     Title:  Comptroller



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                               INDEX TO EXHIBITS

                                                               Sequentially
  Exhibit                                                      Numbered
   Number   Exhibit                                            Pages
----------  -------                                            -------------
    28.1    Monthly Servicer's Certificate - August 31, 1998     1-7
    28.2    Monthly Series 1995-1 Certificateholders'
               Statement - August 31, 1998                       1-10





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